Other Income and Expenses, Net - Other Income and Expenses, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Research and development funding	$ 94	$ 144	$ 231
Phase-out and start-up costs	(2)	(5)	(16)
Exchange gain, net	5	2	4
Patent costs, net of reversal of unused provisions	(5)	3	(28)
Gain on sale of businesses and non-current assets	2	18	24
Other, net	5	2	(8)
Total	$ 99	$ 164	$ 207